CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Servicing Class (CNRZX)
Class N (RIMOX)

Supplement dated April 23, 2024, to the Summary Prospectus dated January 29, 2024

The section titled “Portfolio Managers” on page 9 of the Summary Prospectus is replaced in its entirety with the following

PORTFOLIO MANAGERS

Thomas H. Ehrlein, Director of Investment Solutions at the Adviser, and Charles Luke, Chief Investment Officer of the Adviser, are primarily responsible for the day-to-day management of the Fund. Messrs. Ehrlein and Luke have served as portfolio managers for the Fund since May 2020.

*****

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SM-021-2600